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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        --------------------------------

                                    FORM 8-K
                        --------------------------------


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 4, 2005

                             -----------------------

                                 CRYOLIFE, INC.
             (Exact name of registrant as specified in its charter)
                            -------------------------

                FLORIDA                                 1-13165                              59-2417093
     (State or Other Jurisdiction              (Commission File Number)                     (IRS Employer
           of Incorporation)                                                             Identification No.)

              1655 ROBERTS BOULEVARD, N.W., KENNESAW, GEORGIA 30144
               (Address of principal executive office) (zip code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (770) 419-3355

          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

                            -------------------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

The information provided pursuant to this Item 12 is to be considered "filed" under the Securities Exchange Act of 1934 ("Exchange Act") and incorporated by reference into those filings of CryoLife, Inc. ("CryoLife") that provide for the incorporation of all reports and documents filed by CryoLife under the Exchange Act.

On August 4, 2005, CryoLife issued a press release announcing its results for the quarter ended June 30, 2005. CryoLife hereby incorporates by reference herein the information set forth in its Press Release dated August 4, 2005, a copy of which is attached hereto as Exhibit 99.1. Except as otherwise provided in the press release, the press release speaks only as of the date of such press release and such press release shall not create any implication that the affairs of CryoLife have continued unchanged since such date.

Except for the historical information contained in this report, the statements made by CryoLife are forward-looking statements that involve risks and uncertainties. All such statements are subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. CryoLife's future financial performance could differ significantly from the expectations of management and from results expressed or implied in the Press Releases. For further information on other risk factors, please refer to the "Risk Factors" contained in CryoLife's Form 10-K for the year ended December 31, 2004, CryoLife's Form S-3 (Registration No. 333-121406), as filed with the Securities and Exchange Commission ("SEC") and any subsequent SEC filings. CryoLife disclaims any obligation or duty to update or modify these forward-looking statements.

Included in Exhibit 99.1, as attached, is the following non-GAAP financial measure:

     o Adjusted net loss excluding a charge for settlement of the shareholder class action lawsuit and a non-cash charge for the change in the value of the derivative related to the Company's 6% convertible preferred stock*

     * Adjusted net loss excluding a charge for settlement of the shareholder class action lawsuit and a non-cash charge for the change in the value of the derivative related to the Company's 6% convertible preferred stock is presented and deemed useful by management in order to present the Company's 2005 results as more readily comparable to its 2004 results. The Company's 2004 numbers do not include charges attributable to the settlement of the shareholder class action lawsuit nor non-cash charges for the change in the value of the derivative related to the Company's 6% convertible preferred stock.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements.

     (b) Pro Forma Financial Information.

     (c) Exhibits.

         Exhibit Number             Description
         --------------             -----------
         99.1                       Press Release dated August 4, 2005




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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, CryoLife, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      CRYOLIFE, INC.



Date:  August 4, 2005                 By: /s/ D. Ashley Lee
                                          -----------------------------------
                                          Name:  D. Ashley Lee
                                          Title: Executive Vice President, Chief
                                          Operating Officer and Chief Financial
                                          Officer





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


                                  EXHIBIT INDEX


Exhibit Number             Description
--------------             -----------
99.1                       Press Release dated August 4, 2005




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